UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2017

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-35737 (Commission File Number)	94-3306718 (IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Notice of Proposed Agreement to Settle Shareholder Derivative Lawsuit.

Northwest Biotherapeutics, Inc. hereby files this Current Report on Form 8-K in accordance with the proposed settlement agreement in the shareholder derivative litigation captioned Wells v. Powers, et al., which was filed on November 28, 2016 in the Circuit Court for Montgomery County Maryland. The settlement agreement requires that a Current Report on Form 8-K be filed today and that it set forth the information contained herein.

NOTICE TO CURRENT NORTHWEST StockHOLDERS

TO:	ALL OWNERS OF NORTHWEST BIOTHERAPEUTICS, INC. COMMON STOCK (TICKER SYMBOL: NWBO) AS OF OCTOBER 6, 2017, WHO OWN SUCH SHARES (“CURRENT NORTHWEST STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, STOCKHOLDERS OF NORTHWEST WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS RESPECTING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

YOU ARE HEREBY NOTIFIED, pursuant to an Order from the Honorable David A. Boynton of the Montgomery County Circuit Court in Maryland (the “Court”), that a proposed settlement agreement has been reached among Plaintiff, derivatively on behalf of Northwest Biotherapuetics, Inc. (“Northwest” or the “Company”), the Defendants, and Northwest in connection with the above-captioned consolidated stockholder derivative action entitled Kent Wells v. Linda F. Powers, et al., Case No. 427353 (the “Action”).1

[1]	For purposes of this Notice, the Court incorporates by reference the definitions in the Settling Parties’ Stipulation and Agreement of Settlement, fully executed as of October 6, 2017 (the “Stipulation”), and all capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Stipulation. A copy of the Stipulation may be inspected at the Clerk of the Court’s Office, North Tower 3rd Floor, Room 3200, Montgomery County Circuit Court, 50 Maryland Avenue, Rockville, MD 20850 or by visiting the investor relations portion of Northwest’s website at http://www.nwbio.com/notice-of-settlement/.

Plaintiff filed the Action derivatively on behalf of Northwest to remedy the alleged harm caused to the Company. The proposed Settlement, if approved by the Court, would fully, finally and forever resolve the Action on the terms set forth in the Stipulation and summarized in this Notice, including the dismissal of the Action with prejudice.

As explained below, a Settlement Hearing shall be held before the Court on January 3, 2018 at 9:30 a.m., before the Honorable David A. Boynton, at the Montgomery County Circuit Court, 50 Maryland Avenue, Rockville, Maryland 20850, to determine whether, inter alia, the proposed Settlement is fair, reasonable, and adequate, and should be finally approved by the Court and whether Plaintiff’s Counsel’s Fee Award and Plaintiff’s Service Award should be finally approved. You have the right to object to the Settlement, the Fee Award, and the Service Award in the manner provided herein. If you fail to object in the manner provided herein at least fourteen (14) calendar days prior to the Settlement Hearing, you will be deemed to have waived your objections and will be forever bound by the Judgment to be entered and the releases to be given, unless otherwise ordered by the Court.

This Notice is not intended to be and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the proposed Settlement and of your rights as a Current Northwest Stockholder.

background

Factual Background of the Action

Northwest, a Delaware corporation with its principal place of business in Maryland, is a development stage biotechnology company focused on developing immunotherapies for cancer. Its platform technology, “DCVax,” uses activated dendritic cells to mobilize a patient’s own immune system to attack his or her cancer.

Procedural Background

On July 19, 2016, Plaintiff sent a pre-suit demand letter to Northwest’s Board, which at the time was composed of the Individual Defendants, Susan B. Bayh, and non-party Joseph Cofer Black.

On November 28, 2016, Plaintiff filed a Verified Shareholder Derivative Complaint in the Action on behalf of Northwest in this Court. Plaintiff asserted claims against the Individual Defendants and former Northwest director Susan B. Bayh for alleged breach of fiduciary duties, abuse of control, gross mismanagement, and unjust enrichment, and also asserted claims against the Toucan Entities, Cognate, and Defendant Powers for alleged breach of fiduciary duty as controlling shareholders and unjust enrichment. Plaintiff additionally asserted claims against the Toucan Entities and Cognate for alleged aiding and abetting. The Defendants accepted service of process, with the exception of Ms. Bayh, whom Plaintiff did not serve.

On December 21, 2016, the Defendants filed an Unopposed Motion for Extension of Time to File Answer or Responsive Pleading, which the Court granted on January 3, 2017.

On February 13, 2017, the Individual Defendants, the Toucan Entities, and Cognate, respectively, filed separate motions to dismiss the Verified Shareholder Derivative Complaint.

On March 1, 2017, Plaintiff filed a Verified Amended Shareholder Derivative Complaint in the Action.

On March 10, 2017, the Settling Parties filed a Joint Motion to Extend Time Requirements so that Defendants could extend time for briefing a response to the Verified Amended Shareholder Derivative Complaint, which was granted by the Court on March 17, 2017.

On April 11, 2017, Plaintiff sent interrogatories and requests for production of documents to Defendants, and filed a Notice of Service of Discovery Materials with the Court.

On April 17, 2017, the Individual Defendants, the Toucan Entities, and Cognate, respectively, filed separate motions to dismiss the Verified Amended Shareholder Derivative Complaint.

On April 21, 2017, the Defendants filed Defendant’s Motion for Protective Order Staying Discovery Pending Dispositive Motions, moving to stay all discovery until the motions to dismiss were decided.

Following Plaintiff’s withdrawal of the discovery requests that were the subject of Defendants’ April 21, 2017 Motion for Protective Order Staying Discovery Pending Dispositive Motions, on April 28, 2017, Defendants filed a Line Withdrawing Motion to Stay Discovery, requesting that their motion be withdrawn without prejudice.

On May 5, 2017, Plaintiff filed an Unopposed Motion for Extension to the deadlines for briefing the pending motions to dismiss, which the Court granted on June 15, 2017.

On July 3, 2017, Plaintiff filed an Unopposed Motion for a Second Extension to the deadlines for briefing the pending motions to dismiss, which the Court granted on July 26, 2017.

On August 8, 2017, Plaintiff filed an Unopposed Motion to Stay Proceedings pending an Order on preliminary approval of the Settlement, which the Court granted on September 15, 2017.

Settlement Negotiations

Plaintiff’s Counsel and Counsel for Northwest commenced settlement discussions on February 5, 2017, when Plaintiff’s Counsel sent to Defendants’ Counsel a settlement demand together with an extensive proposal of corporate governance reforms to be instituted by the Company. Since then, Plaintiff’s Counsel and Defendants’ Counsel have engaged in settlement negotiations via numerous calls and written proposals.

After extensive negotiations, on June 1, 2017, an agreement-in-principle was reached regarding the essential, substantive terms of the settlement of the Action. In connection with settlement negotiations leading up to the agreement-in-principle, the Settling Parties did not negotiate the amount of any application by Plaintiff’s Counsel for attorneys’ fees and expense reimbursement. As part of the terms of the settlement, Northwest will agree to institute and maintain certain corporate governance reforms for the sooner of three (3) years from the time of their implementation as documented in the minutes of the Board, or the date on which Northwest shall have twenty-five (25) or fewer beneficial owners of its common stock. The corporate governance reforms are fully set forth in Exhibit A to the Stipulation.

After agreeing to the foregoing essential, substantive terms on June 1, 2017, Plaintiff’s Counsel and Counsel for Northwest negotiated at arm’s length the amount of the application to be filed by Plaintiff’s Counsel for attorneys’ fees and reimbursement of expenses. As a result of these negotiations, the Settling Parties agreed that Plaintiff’s Counsel will apply to the Court for an award of $150,000 for their attorneys’ fees and expenses, and $2,000 as a service award to Plaintiff, and Defendants will not oppose or object to that application.

PLAINTIFF’s Counsel’s Investigation and Research, Plaintiff’s CLAIMS, AND THE BENEFIT OF SETTLEMENT

Plaintiff’s Counsel submits that they conducted investigations relating to the claims and the underlying events alleged in the Action, including, but not limited to: (1) reviewing and analyzing the Company’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (2) reviewing and analyzing the allegations contained in the related securities class action filed in the United States District Court for the District of Maryland, captioned Lerner v. Northwest Biotherapeutics, Inc. and Linda F. Powers, No. 8:15-cv-02532 (the “Securities Class Action”); (3) researching and drafting the pre-suit litigation demand; (4) researching and drafting the Verified Shareholder Derivative Complaint; (5) researching and drafting the Verified Amended Shareholder Derivative Complaint; (6) researching the applicable law with respect to the claims in the Action and the potential defenses thereto; (7) researching and drafting extensive discovery requests; (8) researching corporate governance best practices; and (9) preparing settlement demands, each with corporate governance reform proposals.

Plaintiff’s Counsel believe that the claims asserted in the Action have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and in light of the benefits of the settlement described herein as well as to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including potential trials and appeals, Plaintiff has concluded that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Plaintiff and Plaintiff’s Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Defendants through trials and possible appeals. Plaintiff’s Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially complex litigation such as the Action, as well as the difficulties and delays inherent in such litigation. Based on their evaluation, and in light of the significant benefits conferred upon the Company and its shareholders as a result of the settlement detailed herein, Plaintiff and Plaintiff’s Counsel have determined that this Stipulation is in the best interests of Plaintiff, Northwest, and Current Northwest Stockholders (as defined herein), and have agreed to settle the Action upon the terms and subject to the conditions set forth herein.

DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Defendants have denied, and continue to deny, each and every claim and contention alleged by Plaintiff in the Action and maintain that they have acted properly, lawfully, and in full accord with their fiduciary duties at all times. Further, the Defendants have denied expressly, and continue to deny, all allegations of wrongdoing, fault, liability, or damage against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action and deny that they have ever committed or attempted to commit any violations of law, any breach of fiduciary duty owed to Northwest or its shareholders, or any wrongdoing whatsoever. Had the terms of this Stipulation not been reached, the Defendants would have continued to contest Plaintiff’s allegations, and the Defendants maintain that they had and have meritorious defenses to all claims alleged in the Action. Without admitting the validity of any of the claims that Plaintiff has asserted in the Action, or any liability with respect thereto, Defendants have concluded that it is desirable and beneficial that the claims be settled on the terms and subject to the conditions set forth herein. Defendants are entering into the settlement described herein because it will eliminate the uncertainty, distraction, disruption, burden, and expense of further litigation of the Action.

Neither the Stipulation, nor any of its terms or provisions, nor any act performed or document executed pursuant to or in furtherance of the settlement described therein: (a) is, may be construed as, or may be used as an admission of, or evidence of, the truth or validity of any of the Plaintiff’s Released Claims, of any claims or allegations made in the Action, or of any purported acts or omissions by the Defendants; (b) is, may be construed as, or may be used as an admission of, or evidence of, any fault, omission, negligence, or wrongdoing by the Defendants, or any concession of liability whatsoever; or (c) is, may be construed as, or may be used as an admission of, or evidence of, a concession by any Defendant of any infirmity in the defenses that Defendants asserted or could have asserted in this Action or otherwise.

THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable David A. Boynton on January 3, 2018 at 9:30 a.m. in the Montgomery County Circuit Court, 50 Maryland Avenue, Rockville, Maryland 20850 to determine: (i) whether the proposed Settlement, upon the terms set forth in the Stipulation, should be finally approved in all respects as fair, reasonable, and adequate; (ii) whether the Judgment approving the Settlement should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Plaintiff’s Released Claims and Defendants’ Released Claims; and (iii) whether Plaintiff’s Counsel’s Fee Award and Plaintiff’s Service Award should be finally approved. At the Settlement Hearing, the Court may hear or consider such other matters as the Court may deem necessary and appropriate. The Court may adjourn the date of the Settlement Hearing without further notice to Current Northwest Stockholders, and the Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice.

THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth fully in the Stipulation. The following is only a summary of its terms.

The benefits of the Settlement consist of corporate governance reforms, which are fully set forth in Exhibit A to the Stipulation. Northwest acknowledges that the filing, pendency, and settlement of the Action comprised a substantial factor in the Company’s decision to implement the Reforms. Northwest additionally acknowledges that the Reforms will improve the Company’s internal controls and confer benefits to Northwest and Current Northwest Stockholders. Northwest always has been, and continues to be, committed to the implementation, enhancement, and enforcement of rigorous corporate governance measures. The fact that Northwest has implemented, or has agreed to implement, changes, modifications, or enhancements to its corporate governance policies and practices shall not be construed as an admission that any such enhanced policies or practices are legally required, or to the extent such policies or practices were not in place in the past, constituted a failure of compliance, a breach of any duty, or any other wrongdoing.

Within thirty (30) calendar days after the Court enters the Judgment, Northwest shall take all necessary steps to adopt and implement the Reforms. The Reforms shall be maintained by Northwest for at least until the sooner of (i) a period of at least three (3) years has passed from the time of their implementation as documented in the minutes of the Board, or (ii) the date on which Northwest shall have twenty-five (25) or fewer beneficial owners of its common stock.

DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, the Settling Parties will jointly request entry of the Judgment by the Court, dismissing with prejudice all claims that Plaintiff has alleged in the Action and any other Plaintiff’s Released Claims. But, the Plaintiff’s Released Claims shall not include claims to enforce the Settlement or claims made in the derivative action that is pending in the Court of Chancery in Delaware and captioned Tharp, et al. v. Cognate Bioservices, Inc., et al., C.A. No. 11179-VCG.

Upon the Effective Date, Northwest, Plaintiff, and each of Northwest’s stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished, and discharged Plaintiff’s Released Claims (including any and all Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with, the defense, settlement or resolution of the Action against the Released Persons. Northwest, Plaintiff, and each of Northwest’s stockholders shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue any Released Person with respect to any Plaintiff’s Released Claims, and shall be permanently barred and enjoined from instituting, commencing, or prosecuting Plaintiff’s Released Claims against the Released Persons except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto.

Upon the Effective Date, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of Plaintiff, his beneficiaries, and Plaintiff’s Counsel from any and all Defendants’ Released Claims. The Released Persons shall be deemed to have, and by operation of the Judgment shall have, covenanted not to sue Plaintiff or his beneficiaries, or Plaintiff’s Counsel with respect to any claims arising out of, relating to, or in connection with their institution, prosecution, assertion, settlement, or resolution of the Action or Plaintiff’s Released Claims, and shall be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Plaintiff, his beneficiaries, or Plaintiff’s Counsel except to enforce the releases and other terms and conditions contained in this Stipulation and/or the Judgment entered pursuant thereto.

ATTORNEYS’ FEES AND EXPENSES

After the Settling Parties reached an agreement-in-principle to the essential, substantive terms of this Settlement, Plaintiff’s Counsel and Counsel to Northwest engaged in negotiations at arm’s length regarding the amount of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel and the amount of the service award to be paid to Plaintiff. As a result of these negotiations, the Settling Parties agreed that Plaintiff’s Counsel will apply to the Court for an award of attorneys’ fees and expenses in the total amount of one hundred and fifty thousand dollars ($150,000.00) (the “Fee Award”) and a service award to Plaintiff in the amount of two thousand dollars ($2,000.00) (the “Service Award”), for the benefits provided to Northwest and Current Northwest Stockholders as a result of the Action. The Settling Parties mutually agree that the Fee Award is fair and reasonable in light of the benefits conferred upon Northwest and Current Northwest Stockholders by this Action, including the Settlement. Any Fee Award or Service Award approved by the Court will be paid by Northwest, its insurance carrier, or its designated payment agent, and none of the other Defendants.

THE RIGHT TO OBJECT AND/OR BE HEARD AT THE SETTLEMENT HEARING

Any Current Northwest Stockholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, why Judgment should not be entered thereon, or why the Fee Award and/or Service Award, should not be finally approved; provided, however, unless otherwise ordered by the Court, that no Current Northwest Stockholder shall be heard and no papers, briefs, pleadings or other documents should be considered by the Court unless that Stockholder has, at least fourteen (14) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth: (a) the nature of the objection; (b) proof of ownership of Northwest common stock as of October 6, 2017 and through the date of the Settlement Hearing, including the number of shares of Northwest common stock held and the date of purchase; (c) any and all documentation or evidence in support of such objection; and (d) the identities of any cases, by name, court, and docket number, in which the stockholder or his, her, or its attorney has objected to a settlement in the last three years; and (2) if a Current Northwest Stockholder intends to appear and requests to be heard at the Settlement Hearing, such stockholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court: (a) a written notice of such stockholder’s request to appear at the Settlement Hearing; (b) a statement that indicates the basis for such appearance; and (c) any and all evidence that would be presented at the Settlement Hearing. If a Current Northwest Stockholder files a written objection and/or written notice of request to appear, such stockholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any other papers or briefs such stockholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

Timothy W. Brown THE BROWN LAW FIRM, P.C. 240 Townsend Square Oyster Bay, NY 11771 Counsel for Plaintiff

Jason J. Mendro

GIBSON, DUNN & CRUTCHER LLP

1050 Connecticut Avenue, N.W.

Washington, DC 20036

Counsel for Defendants Alton L. Boynton, Robert A. Farmer, Navid Malik, Jerry Jasinowski, and Northwest Biotherapeutics, Inc.

Any Current Northwest Stockholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, the Fee Award, and the Service Award, as set forth in the Stipulation, unless otherwise ordered by the Court, but shall be forever bound by the Judgment to be entered, the dismissal of the Action with prejudice, and any and all of the releases set forth in the Stipulation.

CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of all of the following events: (1) the Court’s entry of the Judgment (2) that approves in all material respects the Stipulation and Settlement, and the Judgment has become Final. If, for any reason, any one of the conditions described in the Stipulation is not met, then the Stipulation shall be canceled and terminated, and the Settling Parties shall be restored to their respective positions in the Action as of the date immediately preceding the date of the Stipulation, unless Plaintiff’s Counsel and Defendant’s Counsel mutually agree otherwise.

EXAMINATION OF PAPERS AND INQUIRIES

This Notice contains only a summary of the terms of the Settlement. For a more detailed statement of the matters involved in the Action, reference is made to the Stipulation, which may be inspected at the Clerk of the Court’s Office, North Tower 3rd Floor, Room 3200, Montgomery County Circuit Court, 50 Maryland Avenue, Rockville, MD 20850, during business hours of each business day or by visiting the investor relations portion of Northwest’s website at http://www.nwbio.com/notice-of-settlement/.

Any other inquiries regarding the Settlement or the Action should be addressed in writing to Counsel for Plaintiff, Timothy W. Brown, The Brown Law Firm, P.C., 240 Townsend Square; Telephone: (516) 922-5427; Facsimile: (516) 344-6204.

PLEASE DO NOT TELEPHONE THE COURT REGARDING THIS NOTICE.

*               *               *

On November 20, 2017, the Company issued a press release that contains the contents of the notice. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated November 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: November 20, 2017	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated November 20, 2017.